Kelly Services, Inc. Second Quarter August 9, 2017 Exhibit 99.2

Safe Harbor Statement This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties. These factors include, but are not limited to, competitive market pressures including pricing and technology introductions, changing market and economic conditions, our ability to achieve our business strategy, the risk of damage to our brand, the risk our intellectual assets could be infringed upon or compromised, our ability to successfully develop new service offerings, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, our increasing dependency on third parties for the execution of critical functions, the risks associated with past and future acquisitions, exposure to risks associated with investments in equity affiliates, material changes in demand from or loss of large corporate customers, risks associated with conducting business in foreign countries, including foreign currency fluctuations, availability of full-time employees to lead complex talent supply chain sales and operations, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, the risk of cyber attacks or other breaches of network or information technology security as well as risks associated with compliance on data privacy, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology programs, our ability to maintain adequate financial and management processes and controls, impairment charges triggered by adverse industry developments or operational circumstances, unexpected changes in claim trends on workers’ compensation, disability and medical benefit plans, the impact of the Patient Protection and Affordable Care Act on our business, the impact of changes in laws and regulations (including federal, state and international tax laws ), the risk of additional tax or unclaimed property liabilities in excess of our estimates, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any forward looking statements contained herein, and we have no intention to update these statements. 2

Second Quarter 2017 Highlights (YOY Comparisons)  Total revenue declined 3% – Excluding APAC results in 2016, total revenue increased 4%  Gross profit down 1% – Excluding APAC results in 2016, gross profit up 6%  Earnings from operations of $20.3 million, up 105% YOY – 2016 results include $3.4 million of restructuring expenses – Excluding restructuring expenses and APAC results in 2016, earnings from operations up more than 70% YOY  Diluted earnings per share of $0.47, up $0.24 – Excluding restructuring expenses and APAC staffing results in 2016, diluted earnings per share up $0.20 3

 Results reflect the deconsolidation of APAC at the beginning of Q3 2016  Continued GP rate improvement reflects on-going structural progress, as well as the impact of removing the APAC JV, which carried lower margins  Earnings from operations increased by 105% including the 2016 impact of $3.4 million of restructuring expenses ----- (1)Constant Currency represent year-over-year changes resulting from translating 2017 financial data into USD using 2016 exchange rates. Second Quarter 2017 Financial Summary 4 Actual Results Change Constant Currency Change(1) Revenue $1.3B (3.1)% (2.7)% GP % 17.2% 40 bps Earnings from Operations $20.3M 104.7% 104.5% ROS % 1.5% 80 bps EPS $0.47 $0.24

----- (1) Excludes 2016 results from APAC related to the deconsolidation, and $3.4 million of restructuring charges, $2.5 million net of tax or $0.07 per share in Q2 2016. (2) Constant Currency represent year-over-year changes resulting from translating 2017 financial data into USD using 2016 exchange rates.  Revenue growth reflects the continued progress in our branch-based staffing business in the Americas and International, as well as modest GTS revenue improvement  Earnings from operations increased more than 70% and improved in all three operating segments  EPS growth reflects top-line improvement, GP rate increase, and expense control Second Quarter 2017 Financial Summary (Excluding APAC & Restructuring) 5 Actual Results Change(1) Constant Currency Change(2) Revenue $1.3B 4.4% 4.8% GP % 17.2% 20 bps Earnings from Operations $20.3M 70.7% 70.5% ROS % 1.5% 60 bps EPS 0.47$ 0.20$

 Americas staffing revenues reflect continued strong top-line growth  International staffing is impacted by the deconsolidation of APAC staffing at the end of 2016. Excluding APAC staffing, the segment grew revenue at 7% Second Quarter 2017 Revenue Growth 6 43% 19% 38% Business Mix Americas Staffing International Staffing Global Talent Solutions -30% -10% 10% 30% Total Americas Staffing International Staffing Global Talent Solutions YoY Growth Reported Constant Currency Excluding APAC in 2016

Second Quarter 2017 Gross Profit Growth  Americas staffing GP reflects top-line growth, coupled with a 10 basis point GP rate improvement  International staffing reflects the impact of the deconsolidation of the APAC staffing business. Excluding the impact, GP grew 3%  GTS GP increase reflects solid GP rate improvement on modest revenue growth 7 45% 16% 39% Business Mix Americas Staffing International Staffing Global Talent Solutions -30% -20% -10% 0% 10% 20% 30% Total Americas Staffing International Staffing Global Talent Solutions YoY Growth Reported Constant Currency Excluding APAC in 2016

16.8% 17.2% 16.0% 16.2% 16.4% 16.6% 16.8% 17.0% 17.2% 17.4% Q2 2016 GP Rate International Staffing Americas Staffing Global Talent Solutions APAC Deconsolidation Q2 2017 GP Rate Second Quarter 2017 Gross Profit Rate  Overall GP rate up due to the favorable impact related to improving GP rate in GTS as well as the APAC deconsolidation  GTS GP rate improvement due primarily to a favorable business and customer mix 10 bps 20 bps 8 -10 bps 20 bps

$221 $209 $202 $204 $206 $208 $210 $212 $214 $216 $218 $220 $222 Q2 2016 SG&A International Staffing Corporate 2016 Restructuring FX Global Talent Solutions Americas Staffing Q2 2017 SG&A Second Quarter 2017 SG&A  International staffing reflects the deconsolidation of our APAC business upon closing the APAC JV transaction in the third quarter of 2016  Corporate expenses primarily reflect one-time savings in executive compensation expenses  2016 Restructuring expenses were related to Americas Staffing and International Staffing  GTS expenses are primarily related to new and existing program implementations, as well as additional sales resources, and were partially offset by cost reductions from last quarter’s service delivery optimization initiative  Americas Staffing expenses were up due to increased performance based compensation expenses and additional sales resources $(10) $(4) $(3) $2 $ in Millions $4 9 $(1)

Second Quarter 2017 Conversion Rate ----- (1)Conversion rate represents earnings from operations as a percent of gross profit, or return on gross profit.  APAC results are no longer included in the international staffing, total Company’s gross profit, or earnings from operations upon closing of the APAC JV transaction at the beginning of the third quarter of 2016  2016 results reflect restructuring expenses in Americas Staffing and International Staffing $ in Millions 10 2017 2016 Gross Earnings Conversion Gross Earnings Conversion Change Profit from Ops Rate(1) Profit from Ops Rate(1) (bps) Americas Staffing 103.8$ 20.4$ 19.7% 97.2$ 15.6$ 16.2% 350 Global Talent Solutions 88.7 15.3 17.2% 85.7 13.9 16.2% 100 International Staffing 36.8 4.1 11.2% 48.6 4.0 8.0% 320 Total Company 228.8$ 20.3$ 8.9% 230.5$ 9.9$ 4.3% 460

Second Quarter 2017 Conversion Rate (Excluding APAC & Restructuring) $ in Millions ----- (1) Excludes 2016 results from APAC related to the deconsolidation, and $3.4 million of restructuring charges in Q2 2016. (2) Conversion rate represents earnings from operations as a percent of gross profit, or return on gross profit.  Conversion rate improved in all business segments  Overall Q2 conversion rate increased year-over-year to 8.9% and was up 340 bps from the prior year – consistent with Q1 11 2017 2016 Gross Earnings Conversion Gross Earnings Conversion Change Profit from Ops Rate(2) Profit(1) from Ops(1) Rate(2) (bps) Americas Staffing 103.8$ 20.4$ 19.7% 97.2$ 17.4$ 18.0% 170 Global Talent Solutions 88.7 15.3 17.2% 84.5 13.8 16.4% 80 International Staffing 36.8 4.1 11.2% 35.8 3.9 10.9% 30 Total Company 228.8$ 20.3$ 8.9% 216.6$ 11.9$ 5.5% 340

$500 $600 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 2016 Q2 2016 2017 Q2 Accounts Receivable Excluding APAC APAC Second Quarter 2017 Balance Sheet Data 12  DSO is up 2 days versus the same period last year, and up 2 days from year end 2016  Continue to operate essentially debt free $ in Millions DSO 53 53 55 Debt-to- 2.8% 0.0% 0.1% Equity Ratio $0 $20 $40 2016 Q2 2016 2017 Q2 Debt (and Debt-to-Equity Ratio) ----- (1) Includes $62 million of accounts receivable included in current assets held for sale. (1)

2017 Outlook – Third Quarter  Revenue up 4% to 5% YOY  Gross profit rate up YOY  SG&A up 6% to 7% YOY – Approximately half of increase is a result of higher performance based incentive compensation expenses 13

2017 Outlook – Full Year  Revenue down 1% to flat YOY – No significant foreign exchange impact expected – Excluding the impact of the APAC results in the first half of 2016, revenue up 3.0% to 4.0%  Gross profit rate up YOY  SG&A down 1% to flat YOY – Excluding APAC results in the first half of 2016, SG&A up 3.0% to 4.0%  Annual tax rate in the 15-20% range 14

APPENDIX: TS KELLY ASIA PACIFIC JOINT VENTURE

Highlights – TS Kelly Asia Pacific  Joint Venture capitalizes on the strong reputation of Kelly Services as a leading talent provider in the region and on Temp Holdings’ regional presence – Provides accelerated growth opportunities, larger workforce solutions presence, and enhanced competitive positioning – Expands on 14-year strategic partnership between Kelly and Temp Holdings  TS Kelly Asia Pacific is expected to be one of the largest workforce solutions companies in the Asia Pacific region  Solidifies Kelly’s focus on OCG solutions in the APAC market – Opportunity to accelerate investment in high growth market – Kelly’s outsourcing and consulting group, KellyOCG, is not part of the joint venture and will continue to operate under the complete control of Kelly 16

 Expands scope from four geographies to twelve, with headquarters in Singapore  Brings together established businesses with approximately $500 million in revenue and 1,600 employees – TS Kelly North Asia – China, Hong Kong, Taiwan, South Korea – Kelly Services – Singapore, Malaysia, Australia, New Zealand, India, Indonesia, Thailand – Capita – Singapore and Malaysia – First Alliances – Vietnam – Intelligence – Indonesia, Vietnam, Singapore, Malaysia Highlights – TS Kelly Asia Pacific 17

 Closed on July 4, 2016, the JV was formed through asset transfers from Kelly and Temp Holdings, and a $36.5 million cash payment to Kelly at closing and a $4.5 million cash true-up payment made to Kelly in Q4 2016  Temp Holdings owns 51%, Kelly owns 49%  Beginning in the third quarter, Kelly accounts for its 49% interest as an Equity Method Investment – APAC results are no longer included in the individual lines of Kelly’s consolidated income statement or balance sheet • Equity method investment asset will be reported as a single line item on the balance sheet • 49% share of income reflected as Income from equity method investments (below earnings from operations), effective on the transaction closing date » Will no longer be included as revenue, cost of service, and SG&A expense TS Kelly Asia Pacific – Transaction Details 18